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                                                                   EXHIBIT 10.23

                    SUBORDINATION AND INTERCREDITOR AGREEMENT



         THIS SUBORDINATION AND INTERCREDITOR AGREEMENT (this "AGREEMENT") is made as of August 22, 2001 by and among Congress Financial Corporation (Southwest), a Texas corporation ("SENIOR LENDER"), Meritage Private Equity Fund, L.P., Centennial Fund V, L.P., Centennial Entrepreneurs Fund V, L.P., Centennial Fund VI, L.P., Centennial Entrepreneurs Fund VI, L.P., Centennial Holdings I, LLC and William J. Almon, Sr. (collectively the "SUBORDINATE LENDER"), and Exabyte Corporation, a Delaware corporation ("BORROWER").

                                    RECITALS:

         WHEREAS, Subordinate Lender and Borrower have entered into a Loan and Security Agreement (the "BRIDGE LOAN AGREEMENT") of even date herewith pursuant to which Borrower has issued and delivered or will issue and deliver to Subordinate Lender those certain 12% Subordinated Secured Convertible Notes (the "SUBORDINATE NOTES");

         WHEREAS, in connection with the Bridge Loan Agreement, Borrower, Exabyte Acquisition, Inc., Ecrix Corporation ("ECRIX")and certain investors and lenders signatory thereto have entered into an Agreement and Plan of Merger (the "MERGER AGREEMENT") dated of even date herewith for the merger of Exabyte Acquisition, Inc. with and into Ecrix substantially on the terms of the Merger Agreement (the "MERGER");

         WHEREAS, the Bridge Loan Agreement, the Subordinate Notes and all agreements, documents, instruments evidencing, governing or executed or delivered in connection therewith, including without limitation, all amendments, modifications, renewals and extensions of the foregoing are collectively referred to herein as the "SUBORDINATE LOAN DOCUMENTS;" the liens and security interests evidenced by the Bridge Loan Agreement and all other liens, security interest, pledges, hypothecations, mortgages and other security devices now or at any time hereafter securing the Subordinate Notes are collectively referred to herein as the "SUBORDINATE LIENS;" and any and all indebtedness, obligations and liabilities of every kind and character of Borrower or any other obligor under the Subordinate Loan Documents now or hereafter owing to Subordinate Lender, including, without limitation, the indebtedness evidenced and to be evidenced by the Subordinate Loan Documents, whether such indebtedness, obligations and liabilities are direct or indirect, primary or secondary, joint, several or joint and several, fixed or contingent and whether incurred by Borrower or any other obligor under the Subordinate Loan Documents as maker, endorser, guarantor are collectively referred to herein as the "SUBORDINATE OBLIGATIONS;" and

         WHEREAS, Senior Lender and Borrower are parties to that certain Loan and Security Agreement, dated May 16, 2000, by and between Borrower and Senior Lender as amended by that certain First Amendment to Loan and Security Agreement, dated September 29, 2000, by that certain Second Amendment to Loan and Security



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Agreement, dated February 7, 2001, and by that certain Third Amendment to Loan and Security Agreement, Waiver and Consent dated of even date herewith (as amended, modified, renewed and extended from time to time, the "SENIOR LOAN AGREEMENT") pursuant to which Senior Lender has agreed to make certain loans and advances (collectively, the "SENIOR LOAN") to Borrower; and

         WHEREAS, the Senior Loan is secured by, among other documents, instruments and agreements, the provisions of the Senior Loan Agreement pursuant to which Borrower granted to Senior Lender a security interest certain personal property of the Borrower whether now owned or hereafter acquired and wherever located; and

         WHEREAS, the Senior Loan Agreement and all other documents, instruments or agreements evidencing, securing or otherwise pertaining to the Senior Loan, including, without limitation, all amendments, modifications, renewals and extensions of the foregoing, are collectively referred to herein as the "SENIOR LOAN DOCUMENTS;" the liens and security interests evidenced by the Senior Loan Agreement and all other liens, mortgages, security interests, pledges, hypothecations, and other security devices securing payment of the Senior Obligations (as hereinafter defined) are collectively referred to herein as the "SENIOR LIENS;" any and all indebtedness, obligations and liabilities of every kind and character of Borrower or any obligor now or hereafter owing to Senior Lender, whether such indebtedness, obligations and liabilities are direct or indirect, primary or secondary, joint, several or joint and several, fixed or contingent and whether incurred by Borrower as maker, endorser, guarantor or otherwise, including, without limitation, any and all indebtedness, obligations and liabilities of Borrower now or hereafter owing to Senior Lender pursuant to or evidenced by the Senior Loan Documents are collectively referred to herein as the "SENIOR OBLIGATIONS;" and

         WHEREAS, Senior Lender has required that Subordinate Lender enter into this Agreement pursuant to which, among other things, the Subordinate Obligations shall be subordinated to the Senior Obligations and the Subordinate Liens shall be subordinated to the Senior Liens, except as otherwise provided herein.

         NOW, THEREFORE, in order to induce Senior Lender to continue to extend credit to Borrower pursuant to the Senior Loan Documents, and with full knowledge that Senior Lender would not continue to extend such credit but for Subordinate Lender's agreements herein contained, and recognizing the valuable benefits to be derived by Subordinate Lender as a result of such extension of credit, Subordinate Lender hereby agrees with Senior Lender as follows:


         1. Subordination Generally. To the extent provided herein, the Subordinate Obligations and Subordinate Liens shall be subordinate, junior and inferior in right of payment and priority to the prior payment and priority of the Senior Obligations and the Senior Liens. Borrower shall make no other payment to Subordinate Lender, nor shall Subordinate Lender accept any other payment, whether in cash or cash equivalents, other than (a) Permitted Payments and (b) the conversion of the Subordinate Obligations to, or payment of the Subordinate Obligations with, equity of Borrower ("EQUITY PAYMENTS"), pursuant to the terms


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and conditions of the Subordinate Notes. As used herein, "PERMITTED PAYMENTS"
shall mean all or any portion of its regularly scheduled (i.e. uncollected and not prepaid) payment obligations to the Subordinate Lender under the Subordinate Notes substantially in the form attached hereto as Exhibit A as and when the same are due and payable as presently provided therein and at the rate or rates provided therein to the extent not otherwise prohibited pursuant to Sections 2, 3, 4, 5, 6 and 7 hereof.


         2. Insufficient Availability. If on the date of and after giving effect to each Permitted Payment, (a) Borrower's Excess Availability (as defined in the Senior Loan Agreement) shall not be greater than or equal to $500,000; or (b) a default or event of default under any of the Senior Loan Documents would occur or exist as a result of such Permitted Payment, no payment other than interest (including additional interest) shall be made by the Borrower or received by Subordinate Lender on account of the Subordinate Obligations or on account of the purchase or other acquisition of the Subordinate Obligations by the Borrower or any subsidiary of Borrower; provided, Borrower may make a payment of any portion of a Permitted Payment as would not cause Excess Availability to be less than $500,000 or would not otherwise cause the occurrence of a default or Event of Default under any of the Senior Loan Documents. Borrower may make payments of interest (including additional interest) to Subordinate Lender so long as no Senior Payment Default has occurred and is continuing. Anything contained herein or in the Senior Loan Documents to the contrary notwithstanding, if Borrower is unable to pay to Subordinate Lender when due any Subordinate Obligations solely as a result of the limitation set forth in subsection (a) above of this Section 2, such failure to make such payment and any default or event of default under the Subordinate Loan Documents arising therefrom shall not be deemed an Event of Default under the Senior Loan Agreement including, without limitation, Section 10.1(i) of the Senior Loan Agreement.


         3. Insolvency Proceedings. Upon any distribution of assets of Borrower pursuant to or during (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to Borrower or its creditors, as such, or to its assets, or (b) any liquidation, dissolution or other winding up of Borrower, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshaling of assets and liabilities of the Borrower (any such case, proceeding, receivership, liquidation, reorganization, liquidation, dissolution, winding up or assignment of the type described in the preceding clauses (a), (b) or (c) is referred to herein as a "PROCEEDING"), then in the event of any such Proceeding, Senior Lender shall be entitled to receive final and irrevocable payment in full in cash of all amounts due or to become due on or in respect of all Senior Obligations, or provision shall be made for such payment in money or money's worth, before Subordinate Lender shall be entitled to receive or accept any payment of any type on account of any Subordinate Obligations. To that end, Senior Lender shall be entitled to receive, for application to the payment of the Senior Obligations, any payment or distribution of any kind or character, whether in cash, property or securities which may be payable or deliverable in respect of the Subordinate Obligations in any such Proceeding and any such payment or distribution shall be paid or delivered by the person making such payment or distribution, whether a trustee in bankruptcy, receiver, assignee for the benefit of creditors, liquidating trustee or agent, or otherwise, directly to Senior Lender for application in payment of the Senior Obligations to the extent necessary to pay in full all Senior Obligations then remaining unpaid, after giving effect to


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any concurrent payment or distribution to Senior Lender. In the event that, notwithstanding the foregoing provisions of this paragraph, Subordinate Lender shall have received any payment or distribution of assets of the Borrower of any kind or character, whether in cash, property or securities, before all Senior Obligations are irrevocably paid in full or payment thereof provided for, such payment or distribution shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other person making payment or distribution of assets of Borrower for application to the payment of all Senior Obligations remaining unpaid, to the extent necessary to pay all Senior Obligations in full, after giving effect to any concurrent payment or distribution to or for the holders of the Senior Obligations.


         4. Payment Following Acceleration of Subordinate Obligations. In the event the Subordinate Obligations become due and payable before stated maturity (other than pursuant to Section 6 of the Subordinate Notes in the event of a termination of the Merger Agreement), the Senior Obligations outstanding at such time shall be irrevocably paid in full, or provision shall be made for such payment in money or money's worth and all obligations of Senior Lender under the Senior Loan Documents shall be terminated, before the Subordinate Lender shall be entitled to receive any payment by Borrower on account of the Subordinate Obligations or on account of the purchase or other acquisition of the Subordinate Obligations by the Borrower or any subsidiary of Borrower.


         5. Senior Payment Default. In the event of any default in the payment when due of principal or interest on the Senior Obligations (whether such default results from the failure to pay any regularly scheduled payment, from the acceleration of the Senior Obligations or any other reason) (any "SENIOR PAYMENT DEFAULT"), until such Senior Payment Default shall have been cured, rescinded or annulled, no payment shall be made by Borrower or received by Subordinate Lender on account of the Subordinate Obligations or on account of the purchase or other acquisition of the Subordinate Obligations by Borrower or any subsidiary of Borrower.


         6. Standstill. Subordinate Lender agrees to promptly send to Senior Lender a copy of any notice of default under the Subordinate Obligations sent to Borrower and further agrees that, after receipt of a Blockage Notice (as defined herein), Subordinate Lender shall not exercise any rights or remedies or take any enforcement action available upon the occurrence of a default or an event of default or otherwise under the Subordinate Loan Documents or take any action toward the collection of any Subordinate Obligations until the earliest of (a) the expiration of twenty days following Subordinate Lender giving a notice to Senior Lender that an event of default has occurred under the Subordinate Loan Documents ("ENFORCEMENT NOTICE") (except that if Subordinate Lender receives a Blockage Notice during such twenty-day period following Subordinate Lender having given an Enforcement Notice to Senior Lender, then subclause (b) below applies, (b) September 30, 2003, (c) the exercise by Senior Lender of any acceleration or foreclosure available to it upon a default or event of default with respect to the Senior Obligations, (d) the occurrence of a Proceeding, or
(e) all of the Senior Obligations shall have been irrevocably paid in full. The failure to make a payment of principal of, interest on, or fees, costs or expenses relative to any of the Subordinate Obligations by reason of any provision of this Agreement shall not be construed as preventing the occurrence of a default or event of default with respect to such Subordinate Obligations.


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         7. Senior Covenant Default. In the event any default (other than a
Senior Payment Default) shall occur under any Senior Loan Document (any "SENIOR COVENANT DEFAULT") and Subordinate Lender shall have received from Senior Lender written notice of such default and of Senior Lender's exercise of its rights under this section (a "BLOCKAGE NOTICE"), Subordinate Lender shall be prohibited from receiving, and Borrower shall be prohibited from paying, any amount other than interest (including additional interest) to Subordinate Lender on account of the Subordinate Obligations or on account of the purchase or other acquisition of the Subordinate Obligations by Borrower or any subsidiary of Borrower during the period (a "BLOCKAGE PERIOD") commencing on the date of the Blockage Notice and continuing until the earlier of (i) September 30, 2003, (ii) the date such Senior Covenant Default is cured or waived or shall have ceased to exist and acceleration (if any) as a result thereof shall have been rescinded or annulled, (iii) the occurrence of a Proceeding (in which case the provisions of Section 3 shall govern), or (iv) all of the Senior Obligations shall have been irrevocably paid in full.


         8. Lien Subordination. Regardless of the validity of, or order of creation, possession, attachment, perfection, filing, recording, execution, or delivery of any financing statement, security agreement, pledge agreement, mortgage or other document evidencing, creating or perfecting any Senior Lien or Subordinate Lien, and notwithstanding any contrary provisions of any law, rule or regulation (to the extent such provisions can be varied by agreement), all Subordinate Liens are and shall be inferior and subordinate to the Senior Liens, and any and all rights of Subordinate Lender with respect to any collateral for the Subordinate Obligations and all proceeds thereof, including, without limitation, rights to receive payment from the proceeds thereof, shall remain inferior and subordinate to the rights of the Senior Lender with respect to such collateral. All proceeds securing the Senior or Subordinate Obligations or any proceeds thereof (whether by voluntary dispositions or through any Lien Enforcement Action (as herein defined)) shall, to the extent required by Senior Lender, be applied first to the payment in full of the Senior Obligations and then as required by applicable law. As used herein, "LIEN ENFORCEMENT ACTION" shall means any action, whether legal, equitable, judicial, non-judicial or otherwise to enforce any Subordinate Lien or Senior Lien, including without limitation, any repossession, foreclosure, public sale, private sale, or retention of all or any part of the collateral for the Senior or Subordinate Obligations.


         9. Increases or Amendment of Subordinate Obligations. Subordinate Lender shall neither grant any increase in the principal amount of the Subordinate Obligations in excess of the amounts expressly contemplated in the Subordinate Loan Documents nor amend the terms of the Subordinate Loan Agreement or the Subordinate Notes as each is in effect on the date hereof without the prior written consent of Senior Lender; provided, that, the foregoing restriction shall not apply to increases in principal to the extent such increases represent advances of funds by the Subordinate Lender to protect and preserve the collateral securing the Subordinate Obligations and the rights of the Subordinate Lender therein.


         10. Prohibition of Distributions. Except as may be expressly permitted pursuant to the Senior Loan Agreement, Borrower hereby agrees that it will not declare, pay or make any cash dividend or other distribution with respect to the capital stock of Borrower or, otherwise to any holder of the capital stock of Borrower. Until such time as the Senior Obligations have been irrevocably paid in full and the Senior Lender's commitments under the Senior Loan Agreement shall have terminated as provided herein, except as may be expressly permitted pursuant to the


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Senior Loan Agreement or the Third Amendment thereto (which, among other things, permit the issuance by Borrower of the Subordinate Notes, the issuance by Borrower of its capital stock upon conversion of the Subordinate Notes, the issuance by Borrower of its Series H Preferred Stock and the consummation of the Merger), Borrower hereby agrees that it will not authorize or approve the issuance of, or issue, any shares of any class of its capital stock or any security, right, option or warrant convertible into or exercisable for any shares of any class of its capital stock.


         11. Subrogation. Upon the payment in full of all Senior Obligations, Subordinate Lender shall be subrogated (to the extent of the payments of distributions made to Senior Lender pursuant to the provisions of the Subordinate Loan Documents and this Agreement) to the rights of the Senior Lender to receive payments or distributions of cash, property or securities applicable to the Senior Obligations until the Subordinate Obligations shall be irrevocably paid in full.


         12. Parties in Interest. The provisions of this Agreement are intended solely for the purpose of defining the relative rights of the Subordinate Lender, on the one hand, and the Senior Lender, on the other hand; provided that this Agreement shall be binding on and inure to the benefit of the successors and assigns of Subordinate Lender and Senior Lender. Nothing contained in this Agreement is intended to or shall impair, as between the Borrower, its creditors other than Subordinate Lender and Senior Lender, the obligation of the Borrower, which is absolute and unconditional, to pay to Subordinate Lender the Subordinate Obligations as and when the same shall become due and payable in accordance with their terms, nor shall anything herein prevent the Subordinate Lender from exercising all remedies otherwise permitted by the Subordinate Loan Documents and applicable law upon default under the Subordinate Loan Documents, subject however, to the provisions of this Agreement and the rights of Senior Lender under this Agreement. Nothing in this Agreement is intended to or shall affect the relative rights against the Borrower of the Subordinate Lender on the one hand and creditors of the Borrower other than Senior Lender on the other hand.


         13. Rights Not Impaired. No right of Senior Lender to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of Borrower or by any act or failure to act, in good faith, by Senior Lender, or by any noncompliance by Borrower or Subordinate Lender with the terms, provisions and covenants of this Agreement, regardless of any knowledge thereof Senior Lender may have or be otherwise charged with. Subordinate Lender consents to and covenants that, without the necessity of any reservation of rights against Subordinate Lender, and without notice to or further assent by Subordinate Lender, (a) any demand for payment of all or any part of the Senior Obligations may be rescinded in whole or in part and the Senior Obligations may be continued, and the Senior Obligations, or the liability of Borrower or any other person upon or for any part thereof, or any collateral security or guaranty therefor or right of offset with respect thereto, or any obligation or liability of Borrower or any other person under the Senior Loan Documents may, from time to time, in whole or in part, be renewed, extended, modified, accelerated, compromised, waived and surrendered, or released, and (b) the Senior Loan Documents, any document or instrument evidencing or governing the terms of the Senior Obligations or any collateral security documents or guaranties or documents in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Senior Lender may deem advisable from time to time, and




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any collateral security at any time held for the benefit of the Senior Lender for the payment of any of the Senior Obligations may be sold, exchanged, waived, surrendered or released, in each case all without notice to or further assent by the Subordinate Lender which will remain bound under this Agreement, and all without impairing, abridging, releasing or affecting the subordination provided for herein, notwithstanding any such renewal, extension, modification, acceleration, compromise, amendment, supplement, termination, sale, exchange, waiver, surrender or release. Subordinate Lender waives any and all notice of the creation, renewal, extension, subsequent advance or accrual of any of the Senior Obligations and notice of or proof of reliance by Senior Lender upon this Agreement, and the Senior Obligations shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Agreement, and all dealings between Borrower and Senior Lender have been deemed to have been consummated in reliance upon this Agreement. Subordinate Lender acknowledges and agrees that Senior Lender has relied upon the subordination and consent provided for herein in entering into the Senior Loan Documents and in providing for the credit facilities described therein. The Subordinate Lender agrees that it shall not, under any circumstances, take or initiate any action or proceeding under any federal or state bankruptcy or insolvency law, or any other reorganization, liquidation, receivership or similar action or proceeding involving Borrower without the prior written consent of Senior Lender, which consent may be granted or withheld by Senior Lender in Senior Lender's sole and absolute discretion.


         14. Disgorged Payments. To the extent any payment of Senior Obligations (whether by or on behalf of Borrower, as proceeds of security or enforcement of any right of set off or otherwise) is declared to be fraudulent or preferential, set aside or required to be paid to a trustee, receiver or other similar party under any applicable bankruptcy or insolvency law, then, if such payment is recovered by, or paid over to, such trustee, receiver or other similar party, the Senior Obligations or part thereof originally intended to be satisfied shall be deemed to be reinstated and outstanding as if such payment had not occurred.


         15. Payments Held in Trust. If, notwithstanding the provisions hereof, any payment or distribution of any character (whether in cash, securities or other property) or any security shall be received by Subordinate Lender at any time that payment to or receipt by Subordinate Lender is prohibited hereunder, then Subordinate Lender shall immediately notify Senior Lender of the receipt of such payment, distribution or security and Subordinate Lender shall hold all payments received in contravention of the terms hereof in trust for the benefit of, and shall immediately pay the same over or deliver or transfer the same to, Senior Lender or its duly appointed agent(s) for application to the Senior Obligations until all Senior Obligations have been irrevocably paid in full.


         16. Exculpation. Neither Senior Lender nor its agents have made to the other parties hereto nor do any of them hereby or otherwise make any representations or warranties, express or implied, nor do they assume any liability with respect to (i) obligors under any instruments of guarantee; (ii) the enforceability, validity, value or collectibility of the Senior Obligations, any collateral therefor, or any guarantee or security which may have been granted to any of them in connection with the Senior Loan Documents; or (iii) Borrower's title or right to transfer any collateral or security. Senior Lender shall not be liable to any other party hereto for any action or failure to act or any error of judgment, negligence, or mistake or oversight whatsoever on its part or its respective agents, officers, employees or attorneys with respect to any transaction relating

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to the collateral or this Agreement, except for those actions or inactions resulting from the gross negligence or willful misconduct of Senior Lender, its agents, officers, employees or attorneys. To the maximum extent permitted by law, except as otherwise provided herein, Subordinate Lender waives any claim it might have against Senior Lender with respect to, or arising out of, the handling of the collateral (including, without limitation, any such claim based upon the timing or method of realizing upon such collateral), except with respect to claims arising from the gross negligence or willful misconduct of Senior Lender, its agents, officers, employees or attorneys.


         17. Legend. Subordinate Lender shall cause the Subordinate Notes and any subsequent promissory note, bond or other instrument evidencing all or any part of the Subordinate Obligations to be inscribed with a legend substantially in form and substance as follows:

         THE RIGHTS, TITLE AND INTERESTS OF ANY HOLDER OF THIS NOTE ARE SUBJECT TO THAT CERTAIN SUBORDINATION AND INTERCREDITOR AGREEMENT AMONG CONGRESS FINANCIAL CORPORATION (SOUTHWEST), EXABYTE CORPORATION, AND THE SUBORDINATE LENDERS NAMED THEREIN, DATED AS OF AUGUST 22, 2001, AS THE SAME MAY BE MODIFIED, AMENDED, RENEWED, EXTENDED, RESTATED OR REPLACED FROM TIME TO TIME, THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE.


         18. Consent of Borrower. Borrower hereby acknowledges that the Subordinate Obligations are payable as stated herein, and agrees to make no payment of principal of or interest on the Subordinate Obligations, so long as Borrower shall be indebted to Senior Lender, except (a) Permitted Payments, (b) Equity Payments and (c) such payments as may be made with the prior written consent of Senior Lender. If (i) Borrower makes any payment of the Subordinate Obligations, except such payments as are permitted herein or (ii) any term of this Agreement is breached by Borrower in any material respect, then, notwithstanding any contrary provisions of the Senior Loan Agreement, Senior Lender may, at its sole election, declare all or any portion of the Senior Obligations to be immediately due and payable without demand or notice of any kind.


         19. Continuing Agreement. This is a continuing Agreement and will remain in full force and effect until all of the Senior Obligations have been fully paid, performed and satisfied and until all financing agreements between Senior Lender and Borrower have been terminated. In the event following such termination and payment in full any payment of the Senior Obligations is rescinded or must otherwise be returned by Senior Lender (including under circumstances contemplated by Section 14 hereof), this Agreement will be deemed to be reinstated.


         20. Applicable Law. THIS AGREEMENT IS BEING EXECUTED AND DELIVERED, AND IS INTENDED TO BE PERFORMED, IN THE STATE OF TEXAS AND THE LAWS (EXCLUDING CHOICE OF LAW PROVISIONS) OF SUCH STATE SHALL GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT AND INTERPRETATION



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OF THIS AGREEMENT, EXCEPT TO THE EXTENT FEDERAL LAWS OTHERWISE GOVERN THE
VALIDITY, CONSTRUCTION, ENFORCEMENT AND INTERPRETATION OF ALL OF ANY PART OF THIS AGREEMENT.


         21. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be delivered by hand or by any form of delivery (including, but not limited to, United States registered or certified mail) requiring a signed receipt, and addressed to the addresses set forth on the signature pages hereof, or to such other address or addresses as the party to whom such notice is directed may have designated in writing to the other parties hereto. Notices shall be deemed given upon the earlier to occur of (i) actual receipt, or (ii) five Business Days after deposit thereof with the United States Postal Service for delivery via certified or registered mail.


         22. Multiple counterparts. This Agreement may be executed in a number of identical counterparts, each of which for all purposes is to be deemed an original, and all of which constitute collectively, one Agreement; but in making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart. It is not necessary that each party hereto execute the same counterpart so long as identical counterparts are executed by each such party hereto.


         23. No Waiver. No course of dealing between Senior Lender and Subordinate Lender, nor any failure to exercise, nor any delay in exercising on the part of Senior Lender of any right hereunder or under the Senior Loan Documents shall operate as a waiver hereof of thereof; nor shall any single or partial exercise of any right hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right.


         24. JURY WAIVER. SUBORDINATED LENDER, BORROWER AND SENIOR LENDER HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION
(i) ARISING UNDER THIS AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN RESPECT OF THIS AGREEMENT OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. SUBORDINATED LENDER, BORROWER AND SENIOR LENDER HEREBY AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT SUBORDINATED LENDER, BORROWER OR SENIOR LENDER MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. SUBORDINATED LENDER, BORROWER AND SENIOR LENDER HEREBY AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT SUBORDINATED LENDER, BORROWER OR SENIOR LENDER MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.



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         25. Amendment and Modifications. This Agreement shall be modified or amended only in a written document, signed by Senior Lender, Borrower and Subordinate Lender.


         26. FINAL AGREEMENT. THIS AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


         27. Assignment of Subordinate Notes. Senior Lender agrees that all or a portion of the Subordinate Notes may be assigned on the terms provided in the Subordinate Loan Documents and the Subordinate Notes; provided that the assignee(s) agrees in writing to be bound by the subordination provisions of this Agreement.



               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

         Executed and delivered as of the date and year first above written.


ADDRESS FOR NOTICE:                     SUBORDINATE LENDER:

Meritage Private Equity Fund, L.P.      MERITAGE PRIVATE EQUITY FUND, L.P.
1600 Wynkoop Street, Suite 300
Denver, CO  80202                       By:  Meritage Investment Partners, LLC,
Attention:  John Garrett                Its:   General Partner



                                        By:
                                           ------------------------------------
                                        Name:  John Garrett
                                        Title: Principal



Subordination & Intercreditor Agreement

Centennial Fund V, L.P.              CENTENNIAL FUND V, L.P.
1428 Fifteenth Street
Denver, CO  80202                    By:  Centennial Holdings V, L.P.
Attention: Jeffrey Schutz            Its: General Partner

                                     By:
                                        ---------------------------------------
                                     Name: Jeffrey H. Schutz

                                     CENTENNIAL ENTREPRENEURS FUND V, L.P.

                                     By:   Centennial Holdings V, L.P.
                                     Its   General Partner



                                     By:
                                        ---------------------------------------
                                        Jeffrey H. Schutz, its General Partner


                                     CENTENNIAL FUND VI, L.P.

                                     By: Centennial Holdings VI, LLC
                                     its General Partner


                                     By:
                                        ---------------------------------------
                                        Jeffrey H. Schutz,
                                        its Managing Principal


                                     CENTENNIAL ENTREPRENEURS FUND VI, L.P.

                                     By:   Centennial Holdings VI, LLC
                                     its   General Partner


                                     By:
                                        ---------------------------------------
                                        Jeffrey H. Schutz,
                                        its Managing Principal


                                     CENTENNIAL HOLDINGS I, LLC



                                     By:
                                        ---------------------------------------
                                        Jeffrey H. Schutz its Managing Director




Subordination & Intercreditor Agreement

William J. Almon, Sr.                   ---------------------------------------
10570 Blandor Way                       WILLIAM J. ALMON, SR.
Los Altos, CA  94024




Subordination & Intercreditor Agreement

                                     SENIOR LENDER:

                                     CONGRESS FINANCIAL CORPORATION
Congress Financial Corporation         (SOUTHWEST)
  (Southwest)
1201 Main Street, Suite 1625
Dallas, TX  75270                    By:
                                        ---------------------------------------
Attention:  Joe Curdy                Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------




Subordination & Intercreditor Agreement

         Borrower hereby acknowledges and consents to the terms of this Agreement as set forth above and hereby agrees to observe each and every provision of this Agreement applicable to Borrower.

                                     EXABYTE CORPORATION


                                     By:
                                        ---------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------


Subordination & Intercreditor Agreement

                                    EXHIBIT A

                            FORM OF SUBORDINATE NOTES